UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

LINKBANCORP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Camp Hill Bypass, Suite 202
Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 25, 2026, LINKBANCORP, Inc. (“LNKB”) held a Special Meeting of Shareholders (the “Meeting”). The voting results from the Meeting as to the proposal presented to shareholders were as follows:

PROPOSAL 1: A proposal to approve the Agreement and Plan of Merger and accompanying Plan of Merger, dated as of December 18, 2025, by and between Burke & Herbert Financial Services Corp. (“BHRB”) and LNKB, and the other transactions contemplated by the merger agreement, pursuant to which LNKB will merge with and into BHRB (the “LNKB merger proposal”).

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	27,030,504.89	109,013.019	36,833.226	-

The LNKB merger proposal was approved by LNKB shareholders. In connection with the Meeting, LNKB also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the LNKB merger proposal at the time of the Meeting. Because the shareholders approved the LNKB merger proposal at the Meeting, the adjournment proposal was not submitted to the shareholders.

Item 8.01 Other Events.

On March 25, 2026, LNKB and BHRB issued a joint press release announcing that, at special meetings of their respective shareholders held on March 25, 2026, LNKB and BHRB shareholders approved the merger of LNKB with and into BHRB, with BHRB as the surviving corporation pursuant to the Agreement and Plan of Merger and accompanying Plan of Merger, dated as of December 18, 2025. The closing of the proposed merger remains subject to regulatory approvals and certain other customary closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions. None.
(d)	Exhibits.
99.1 Press release dated March 25, 2026
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

Date:	March 25, 2026	By:	/s/ Carl D. Lundblad
Carl D. Lundblad President